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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 20, 2005
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                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                 0-23494                                35-1778566
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         (Commission File Number)           (IRS Employer Identification No.)


         501 Airtech Parkway, Plainfield, Indiana               46168
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         (Address of Principal Executive Offices)            (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 20, 2005 Brightpoint, Inc. (the "Company") granted the following compensation to Richard W. Roedel, an Independent Director serving on the Company's Board of Directors (the "Board"), in connection with his service as the Chairperson of the Finance Committee of the Board: (i) a cash payment of $7,500 per calendar month, effective as of April 1, 2005, and (ii) 2,000 shares of Restricted Stock under the Company's 2004 Long-Term Stock Incentive Plan (the "Plan").

In addition, on June 20, 2005, the Company granted 2,000 shares of Restricted Stock under the Plan to V. William Hunt, an Independent Director serving on the Board, in recognition of Mr. Hunt's service to the Company in recent months.

The shares of Restricted Stock granted to Messrs. Roedel and Hunt will vest 50% on the first anniversary of the date of grant and 50% on the second anniversary of the date of grant. The shares of Restricted Stock are also subject to the terms of the Plan and the respective Restricted Stock Agreements between the Company and Messrs. Roedel and Hunt.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BRIGHTPOINT, Inc.
                                      (Registrant)

                                      By: /s/ Steven E. Fivel
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                                          Steven E. Fivel
                                          Executive Vice President,
                                          General Counsel and Secreatry

Date:  June 23, 2005